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                                                                    EXHIBIT 99.5

                             CERTIFICATE OF MERGER

                                       OF

                       ALTERNATE MARKETING NETWORKS, INC.,
                             A MICHIGAN CORPORATION

      Pursuant to the provisions of the Michigan Business Corporation Act ("MBCA") and the Delaware General Corporation Law ("DGCL"), Alternate Marketing Networks, Inc., a Michigan corporation ("ALTM"), adopts, and certifies to, the following Certificate of Merger for the purpose of effecting a merger (the "MERGER") of ALTM with and into Alternate Marketing Networks, Inc., a Delaware corporation ("NEW ALTM"), in accordance with the provisions of the MBCA and the
DGCL:

      FIRST: The name of each constituent corporation is as follows:

      Name of Corporation

      Alternate Marketing Networks, Inc., a Michigan corporation

      Alternate Marketing Networks, Inc., a Delaware corporation

      SECOND: The name of the constituent corporation that will be the surviving corporation is Alternate Marketing Networks, Inc., a Delaware corporation. The Certificate of Incorporation of Alternate Marketing Networks, Inc., a Delaware corporation, will be the surviving corporation's Certificate of Incorporation.

      THIRD: The Merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the Merger.

      FOURTH: At the effective time of the Merger (the "MERGER EFFECTIVE TIME"), each share of ALTM Common Stock (as defined below), issued and outstanding immediately prior to the Merger Effective Time (other than shares of ALTM Common Stock held in the treasury) will be canceled and extinguished and be converted automatically into the right to receive one share of duly authorized, validly issued, fully paid and non-assessable New ALTM Common Stock (as defined below) upon surrender of the certificate formerly representing such share of ALTM Common Stock to New ALTM. Holders of any fractional shares of ALTM Common Stock who would otherwise be entitled to receive any fractional share(s) of New ALTM Common Stock shall receive (i) one (1) full share of New ALTM Common Stock if the fractional share of ALTM Common Stock represented equals or exceeds fifty percent (50%) of one (1) full share of ALTM Common Stock or (ii) nothing if the fractional share of ALTM Common Stock represented equals less than fifty percent (50%) of one (1) full share of ALTM Common Stock, and, in each such case, such fractional share(s) shall be canceled. Each share of ALTM Common Stock then held in the treasury of ALTM will be canceled and retired without conversion thereof and without payment of any consideration and shall cease to exist. At the Merger Effective Time, each share of New ALTM Common Stock issued and outstanding immediately prior to the Merger Effective Time will be canceled and retired without conversion thereof and without payment of any consideration and shall cease to exist.

      FIFTH: The number of outstanding shares of each class of ALTM consists solely of 4,586,005 shares of common stock, no par value per share ("ALTM COMMON STOCK"). The number of outstanding shares of each class of New ALTM consists solely of 100 shares of common stock, par value $0.01 per share ("NEW ALTM COMMON STOCK"). ALTM owns all 100 shares of New ALTM Common Stock.


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      SIXTH: The plan effecting the Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

      SEVENTH: The Merger Effective Time shall be August 1, 2002.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGE TO FOLLOW.


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      IN WITNESS WHEREOF, the undersigned corporation has executed this
Certificate of Merger as of the 29th day of July, 2002.


                                            ALTERNATE MARKETING NETWORKS, INC.,
                                            a Michigan corporation


                                            By:      /s/ PHILLIP D. MILLER
                                                    ----------------------------
                                            Name:    Phillip D. Miller
                                                    ----------------------------
                                            Title:   Chief Executive Officer
                                                    ----------------------------


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